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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                       AMENDMENT TO APPLICATION OR REPORT


                                 FILED PURSUANT
                       TO SECTION 12, 13, OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                          WESTERN COUNTRY CLUBS, INC.
             (Exact name of registrant as specified in its charter)


                                AMENDMENT NO.  1


    The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its CURRENT REPORT
              DATED DECEMBER 16, 1996 as filed on FORM 8-K as set
                       forth in the pages attached hereto:
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Pursuant to Form 8-K as filed on January 8, 1997, registrant previously reported the acquisition of Entertainment Wichita, Inc. on December 16, 1996. The Agreement and Plan of Merger was filed as an exhibit to that report.

         That report is being amended to include the Financial Statements of the business acquired and the Pro Forma Financial Information which are filed with this report as Exhibits 7.0, 7.1 and 7.2 and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) The following exhibits are filed with this report:


         7.0 Audited Financial Statements of Entertainment Wichita, Inc. for the years ended December 31, 1994 and 1995, and unaudited Financial Statements for the nine months ended September 30, 1995 and 1996.



         7.1 Audited Financial Statements of In Cahoots, Limited Partnership for the years ended December 31, 1994 and 1995, and unaudited Financial Statements for the nine months ended September 30, 1995 and 1996.


         7.2 Unaudited Pro Forma Information of Western Country Clubs, Inc. and Entertainment Wichita, Inc. as of September 30, 1996.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      Western Country Clubs, Inc.


                                      /s/ Ted W. Strickland
                                      ------------------------------------------
                                      Ted W. Strickland, Chief Financial Officer


Date:  February 26, 1997
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                                 EXHIBIT INDEX



EXH. NO.                         EXHIBIT NAME
--------                         ------------
   7.0           Audited Financial Statements of Entertainment Wichita,
                 Inc. for the years ended December 31, 1994 and 1995, and
                 unaudited Financial Statements for the nine months ended
                 September 30, 1995 and 1996.

   7.1 Audited Financial Statements of In Cahoots, Limited Partner-ship for the years ended December 31, 1994 and 1995, and unaudited Financial Statements for the nine months ended
                 September 30, 1995 and 1996.

   7.2           Unaudited Pro Forma Information of Western Country Clubs,
                 Inc. and Entertainment Wichita, Inc. as of September 30, 1996.